September 28, 2001
Mr. Ken Hamm
Chief Financial Officer
First Choice Health Network
601 Union Street, Suite 1100
Seattle, Washington  98101
Dear Mr. Hamm:
This is to confirm that the client-auditor relationship between First Choice Health Network (Commission File No. 000-23998) and Deloitte & Touche LLP has ceased.
Yours truly,

cc:	Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street N.W.
Washington, D.C.  20549

Mr. Gary Gannaway, Chief Executive Officer

September 28, 2001
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street N.W.
Washington, D.C.  20549
Dear Sirs/Madams:
We have read and agree with the comments in Item 4 of Form 8-K of First Choice Health Network dated September 28, 2001.
Yours truly,

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